UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2016

CAPE BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33934	26-1294270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

225 North Main Street, Cape May Court House, New Jersey		08210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 465-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 17, 2016, Cape Bancorp, Inc. (“Cape”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”), which was mailed on or about March 18, 2016, to Cape shareholders of record with respect to the Cape special meeting to be held on April 25, 2016 (the “Special Meeting”). Cape shareholders of record will vote to approve, among other things, the Agreement and Plan of Merger, dated as of January 5, 2016, by and among OceanFirst Financial Corp. (“OceanFirst”), Justice Merger Sub Corp. (“Merger Sub”) and Cape (the “Merger Agreement”), and the transactions contemplated by the Merger Agreement, including the merger of Cape with and into OceanFirst following an initial merger of Merger Sub with and into Cape.

Certain litigation has been filed by a putative shareholder, Alan D. Furman, against Cape and its board of directors, as well as against OceanFirst, in the United States District Court for the District of New Jersey (the “Court”), in a case entitled Furman v. Cape Bancorp Inc. et al., Case no. 16-cv-01701, seeking to enjoin the Cape/OceanFirst transaction unless certain disclosures are made. We refer to this herein as the “Furman Action.” The Furman Action first makes certain allegations that do not correspond to any relief sought, such as alleging that the terms of the merger agreement impose improper deal-protection devices that allegedly preclude competing offers or a fair value for each share of Cape common stock. The Furman Action further alleges that the Definitive Proxy Statement was misleading, as it allegedly omitted to disclose certain information about, inter alia, the Cape strategic alternatives committee, other information about the process of the merger and other potential acquirors, certain management financial projections and valuation information, and other information about the fairness opinion provided by Raymond James and Associates, Inc. (“Raymond James”). The Furman Action seeks an injunction against the Cape/OceanFirst transaction continuing until such disclosures are made.

Cape believes that the Furman Action is without merit and that no further disclosure is required to supplement the Definitive Proxy Statement under any applicable rule, statute, regulation or law. However, to avoid the costs, risks and uncertainties inherent in litigation, Cape has determined that it will make certain supplemental disclosures to the Definitive Proxy Statement, all of which are set forth below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

SUPPLEMENTAL DISCLOSURES

Cape makes these supplemental disclosures to the Definitive Proxy Statement to address the allegations addressed in the Furman Action. Where an existing section of the Definitive Proxy Statement has been modified, the revisions have been underlined for the reader’s convenience. These supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Without admitting in any way that the disclosures below are material or otherwise required by law, Cape makes the following amended and supplemental disclosures:

1.	The following disclosure supplements and restates the second paragraph on page 65 of the Definitive Proxy Statement, which is under the heading “The Transactions - Opinion of Cape’s Financial Advisor.”

The discounted cash flow analysis was based on the Cape projections. Consistent with the periods included in the Cape projections, Raymond James used calendar year 2020 as the final year for the analysis and applied multiples, ranging from 13.0x to 16.0x, to calendar year 2020 net income in order to derive a range of terminal values for Cape in 2020. Such projections resulted in free cash flows of $21.0 million at March 31, 2016 and $3.5 million, $8.3 million, $10.7 million, $9.2 million and $241.1 million at the years ended December 31, 2016 through December 31, 2020. Cash flow at December 31, 2020 was based on a projected cash flow distribution of $9.4 million and a terminal value cash flow of $231.6 million.

2.	The following disclosure is a new section entitled “Certain Financial Projections and Forecasts for Cape Bancorp, Inc.” and precedes the section “The Transactions – Opinion of Cape’s Financial Advisor – Additional Considerations” beginning on page 66.

Certain Financial Projections and Forecasts for Cape Bancorp, Inc.

Cape does not, as a matter of course, publicly disclose forecasts or internal projections as to its future performance, earnings or other results due to, among other things, the uncertainty of the underlying assumptions and estimates. However, Cape provided certain nonpublic unaudited prospective financial information to OceanFirst as well as Raymond James & Associates, Inc. (“Raymond James”), in its capacity as its financial advisor, including projections of Cape’s standalone financial performance for fiscal years 2016 through 2020. These projections were utilized by Raymond James in conducting certain financial analyses performed in connection with the section titled “Opinion of Cape’s Financial Advisor” in the Proxy Statement/Prospectus (including its discounted cash flow analysis of Cape).

This nonpublic unaudited prospective financial information was not prepared for the purposes of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding forward-looking statements or GAAP.

This nonpublic unaudited prospective financial information is subject to the limitations set forth under the caption “Cautionary Statement Regarding Forward-Looking Statements” in the Proxy Statement/Prospectus and under the caption “Forward-Looking Statement Disclaimer,” below, and should not be regarded as an indication that Cape, OceanFirst, their respective boards of directors, or Raymond James considered, or now consider, this information to be necessarily predictive of actual future results. In addition, this information represents Cape’s evaluation at the time it was prepared of Cape’s future financial performance on a stand-alone basis, and without reference to the proposed merger or transaction-related costs or benefits. No assurances can be given that this information and the underlying assumptions are reasonable or that if it had been prepared as of the date of this document, similar assumptions would be used. In addition, this information may not reflect the manner in which OceanFirst would operate Cape’s business after the Merger.

Cape’s management believes the forecasts were prepared in good faith and on a reasonable basis based on the best information available to Cape’s management at the time of their preparation. The financial projections, however, are not actual results and should not be relied upon as being indicative of actual future results. Neither Cape nor any of its affiliates, advisors, officers, directors or representatives gives any assurance, and they make no representation, that actual results will not differ from these financial projections. Neither Crowe Horwath LLP, Cape’s independent registered public accounting firm, nor any other independent registered public accounting firm, has examined, compiled or performed any procedures with respect to these financial projections and no independent registered public accounting firm expresses an opinion or any other form of assurance with respect thereto. The summary of these financial projections is not being included in this proxy statement/prospectus to influence a Cape shareholder’s decision whether to vote in favor of the merger proposal. Cape is providing these financial projections solely because portions of them were used in Raymond James’ financial analyses and considered by Cape’s board of directors in evaluating the merger. Cape has made no representation to OceanFirst in the merger agreement or otherwise concerning the accuracy or reliability of these financial projections.

The projections should be viewed merely as financial possibilities and not as a prediction of future performance. The financial projections summarized below reflect various estimates and assumptions made by Cape, all of which are difficult to predict and many of which are beyond Cape’s control:

(in millions; except per share data)	2016	2017	2018	2019	2020
Total Assets	$1,708.8	$1,776.7	$1,829.3	$1,910.8	$1,996.4
Net Income	$13.2	$14.1	$14.9	$15.7	$16.6
EPS[1]	$1.09	$1.16	$1.23	$1.30	$1.37
ROAA[2]	0.80%	0.81%	0.83%	0.84%	0.85%
ROAE[3]	8.12%	8.51%	8.58%	8.61%	8.65%

1)	Earnings per share
2)	Return on Average Assets
3)	Return on Average Equity

The financial projections provided above were considered by Cape’s board of directors as of January 5, 2016, and none of Cape or any of its affiliates, advisors or representatives undertakes any obligation, or intends (except as required by law), to update or otherwise revise or reconcile the financial projections to reflect circumstances existing after such date or to reflect the occurrence of future events even in the event that any of the assumptions underlying the financial projections are shown to be in error.

This summary is not a complete description of the analyses underlying Raymond James’ fairness opinion or the presentation prepared by Raymond James or considered by Cape’s board of directors, but it summarizes only certain projections reviewed by Cape’s board of directors and Raymond James in connection with their review of the proposed Merger. The information and the summary of the analyses contained elsewhere in this proxy statement/prospectus must be considered as a whole and selecting portions of the information and factors considered, or focusing on the information presented above in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying the analysis and opinion of Raymond James. The table above alone is not a complete description of the financial analyses.

Forward –Looking Statement Disclaimer

This communication contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to OceanFirst’s and Cape’s predictions or expectations of future business or financial performance as well as their respective goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. Such forward-looking statements are based on various assumptions (some of which may be beyond OceanFirst’s and Cape’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated.

In addition to factors previously disclosed in the Proxy Statement/Prospectus, as well as in OceanFirst’s and Cape’s reports filed with the SEC, and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to fulfill customary closing conditions to the Merger on the expected terms and schedule, including the requisite approval by Cape’s shareholders and the requisite approval by OceanFirst’s shareholders; delay in closing the Merger; difficulties and delays in integrating the Cape business or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue, and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of OceanFirst products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Additional Information about the Merger

This Current Report on Form 8-K is being filed in respect of the proposed Merger involving OceanFirst and Cape. This material is not a solicitation of any vote or approval of OceanFirst’s or Cape’s stockholders and is not a substitute for the Proxy Statement/Prospectus or any other documents which OceanFirst and Cape may send to their respective stockholders in connection with the proposed Merger. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Before making any voting or investment decision, the respective investors and stockholders of OceanFirst and Cape are urged to carefully read this document in conjunction with the entire Proxy Statement/Prospectus that OceanFirst and Cape have mailed to their respective stockholders. Copies of the Proxy Statement/Prospectus may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Jill Apito Hewitt, Senior Vice President and Investor Relations Officer or Cape Bancorp, Inc., 225 North Main Street, Cape May Court House, New Jersey 08210, Attn: Michael D. Devlin, President and Chief Executive Officer.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.

DATE: April 14, 2016	By:	/s/ Michael D. Devlin
Michael D. Devlin
President and Chief Executive Officer